                                                                   EXHIBIT 10.24


[BANK ONE LOGO]

                             MASTER LEASE AGREEMENT

                           Dated As Of: _____________

     This MASTER LEASE AGREEMENT is made and entered into by and between BANC ONE LEASING CORPORATION ("Lessor"), and Ohio corporation, with its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240 and the Lessee identified below:

LESSEE NAME:     THE TRIZETTO GROUP, INC.

LESSEE ADDRESS:  569 SAN NICOLAS DRIVE
                 SUITE 360
                 NEWPORT BEACH, CA 92660

     1. LEASE OF EQUIPMENT: Lessor leases to Lessee, and Lessee leases from Lessor, all the property described in the Lease Schedules which are signed from time to time by Lessor and Lessee.

     2. CERTAIN DEFINITIONS: "Schedule" means each Lease Schedule signed by Lessee and Lessor which incorporates the terms of this Master Lease Agreement, together with all exhibits, riders, attachments and addenda thereto. "Equipment" means the property in each Schedule, together with all attachments, additions, accessions, parts, repairs, improvements, replacements and substitutions thereto. "Lease", "herein", "hereunder", "hereof" and similar words mean this Master Lease Agreement and all Schedules, together with all exhibits, riders, attachments and addenda to any of the foregoing, as the same may from time to time be amended, modified or supplemented. "Prime Rate" means the prime rate of interest announced from time to time as the prime rate by Bank One, Columbus, NA; provided, that the parties acknowledge that the Prime Rate is not intended to be the lowest rate of interest charged by said bank in connection with extensions of credit. "Lien" means any security interest, lien, mortgage, pledge, encumbrance, judgment, execution, attachment, warrant, writ, levy, other judicial process or claim of any nature whatsoever by or of any person. "Fair Market Value" means the amount which would be paid for an item of Equipment by an informed and will buyer (other than a used equipment or scrap dealer) and an informed and willing seller neither under a compulsion to buy or sell. "Lessor's Cost" means the invoiced price of any item of Equipment plus any other cost to Lessor of acquiring an item of Equipment. All terms defined in the Lease are equally applicable to both the singular and plural form of such terms.

     3. LEASE TERM AND RENT: The term of the lease of the Equipment described in each Schedule ("Lease Term") commences on the date stated in the Schedule and continues for the term stated therein. As rent for the Equipment described in each Schedule, Lessee shall pay Lessor the rent payments and all other amounts stated in such Schedule, payable on the dates specified therein. All payments due under the Lease shall be made in United States dollars at Lessor's office stated in the opening paragraph or as otherwise directed by Lessor in writing.

     4. ORDERING, DELIVERY, REMOVAL AND INSPECTION OF EQUIPMENT: If an event of default occurs or if for any reason Lessee does not accept, or revokes its acceptance of, equipment covered by a purchase order or purchase contract or if any commitment or agreement of Lessor to lease equipment to Lessee expires, terminates or is otherwise canceled, then automatically upon notice from Lessor, any purchase order or purchase contract and all obligations thereunder shall be assigned to Lessee and Lessee shall pay and perform all obligations thereunder. Lessee agrees to pay, defend, indemnify and hold Lessor harmless from any liabilities, obligations, claims, costs and expenses (including reasonable attorney fees and expenses) of whatever kind imposed on or asserted against Lessor in any way related to any purchase orders or purchase contracts. Lessee shall make all arrangements for, and Lessee shall pay all costs of, transportation, delivery, installation and testing of Equipment. The Equipment shall be delivered to Lessee's premises stated in the applicable Schedule and shall not be removed without Lessor's prior written consent. Lessor has the right upon reasonable notice to Lessee to inspect the Equipment wherever located. Lessor may enter upon any premises where Equipment is located and remove it immediately, without notice or liability to Lessee, upon the expiration or other termination of the Lease Term.

     5. MAINTENANCE AND USE: Lessee agrees it will, at its sole expense: (a) repair and maintain the Equipment in good condition and working order and supply and install all replacement parts or other devices when required to so maintain the Equipment or when required by applicable law or regulation, which parts or devices shall automatically become part of the Equipment; (b) use and operate in a careful manner in the normal course of its business and only for the purposes for which it was designed in accordance with the manufacturer's warranty requirements, and comply with all laws and regulations relating to the Equipment, and obtain all permits or licenses necessary to install, use or operate the Equipment; and (c) make no alterations, additions, subtractions, upgrades or improvements to the Equipment without Lessor's prior written consent, but any such alterations, additions, upgrades or improvements shall automatically become part of the Equipment. The Equipment will not be used or located outside of the United States.

     6. NET LEASE; NO EARLY TERMINATION: The Lease is a net lease. Lessee's obligation to pay all rent and all other amounts payable under the Lease is absolute and unconditional under any and all circumstances and shall not be affected by any circumstance or any character including, without limitation,
(a) any setoff, claim, counterclaim, defense or reduction which Lessee may have at any time against Lessor or any other party for any reason, or (b) any defect in the condition, design or operation of, any lack of fitness for use of, any damage to or loss of, or any lack of maintenance or service for any of the Equipment. Each Schedule is a noncancelable lease of the Equipment described therein and Lessee's obligation to pay rent and perform all other obligations thereunder and under the Lease are not subject to cancellation or termination by Lessee for any reason.

[BANK ONE LOGO]

     7. NO WARRANTIES BY LESSOR: LESSOR LEASES THE EQUIPMENT AS-IS, WHERE-IS, AND WITH ALL FAULTS. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY KIND AS TO THE EQUIPMENT INCLUDING, WITHOUT LIMITATION: ITS MERCHANTABILITY; ITS FITNESS FOR ANY PARTICULAR PURPOSE; ITS DESIGN, CONDITION, QUALITY, CAPACITY, DURABILITY, CAPABILITY, SUITABILITY OR WORKMANSHIP; ITS NON-INTERFERENCE WITH OR NON-INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT; OR ITS COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION, PURCHASE ORDER OR CONTRACT PERTAINING THERETO. Lessor hereby assigns to Lessee the benefit of any assignable manufacturer's or supplier's warranties, but Lessor, at Lessee's written request, will cooperate with Lessee in pursuing any remedies Lessee may have under such warranties. Any action taken with regard to warranty claims against any manufacturer or supplier by Lessee will be at Lessee's sole expense. LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND AS TO THE FINANCIAL CONDITION OR FINANCIAL STATEMENTS OF ANY PARTY OR AS TO THE TAX OR ACCOUNTING TREATMENT OR CONSEQUENCES OF THE LEASE, THE EQUIPMENT OR THE RENTAL PAYMENTS.

     8. INSURANCE: Lessee at its sole expense shall at all times keep each item of Equipment insured against all risks of loss or damage from every cause whatsoever for an amount not less than the greater of the full replacement value or the Lessor's Cost of such item of Equipment. Lessee at its sole expense shall at all times carry public liability and property damage insurance in amounts satisfactory to Lessor protecting Lessee and Lessor from liabilities for injuries to persons and damage to property of others relating in any way to the Equipment. All insurers shall be reasonably satisfactory to Lessor. Lessee shall deliver to Lessor satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Equipment shall be payable to Lessor as loss payee and shall, at Lessor's option, be applied toward (a) the replacement, restoration or repair of the Equipment, or (b) payment of the obligations of Lessee under the Lease. Proceeds of any public liability or property insurance shall be payable first to Lessor as additional insured to the extent of its liability, then to Lessee. If an event of default occurs and is continuing, or if Lessee fails to make timely payments due under Section 9 hereof, then Lessee automatically appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee or Lessor to make claim for, receive payment of, and sign and endorse all documents, checks or drafts for loss or damage under any such policy. Each insurance policy will require that the insurer give Lessor at least 30 days prior written notice of any cancellation of such policy and will require that Lessor's interests remain insured regardless of any act, error, omission, neglect or misrepresentation of Lessee. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor.

     9. LOSS AND DAMAGE: (a) Lessee bears the entire risk of loss, theft, damage or destruction of Equipment in whole or in part from any reason whatsoever ("Casualty Loss"). No Casualty Loss to Equipment shall relieve Lessee from the obligation to pay rent or from any other obligation under the Lease. In the event of Casualty Loss to any item of Equipment, Lessee shall immediately notify Lessor of the same and Lessee shall, if so directed by Lessor, immediately repair the same. If Lessor determines that any item of Equipment has suffered a Casualty Loss beyond repair ("Lost Equipment"), then Lessee, at the option of Lessor, shall: (1) immediately replace the Lost Equipment with similar equipment in good repair, condition and working order free and clear of any Liens and deliver to Lessor a bill of sale covering the replacement equipment, in which event such replacement equipment shall automatically be Equipment under the Lease; or (2) On the rent payment date which is at least 30 but not more than 60 days after the date of the Casualty Loss, pay to Lessor all amounts then due and payable by Lessee under the Lease for the Lost Equipment plus the Stipulated Loss Value for such Lost Equipment as of the date of the Casualty Loss. Upon payment by Lessee of all amounts due under the above clause (2), the lease of the Lost Equipment will terminate and Lessor shall transfer to Lessee all of Lessor's right, title and interest in such Equipment on "as-is, where-is" basis with all faults, without recourse and without representation or warranty of any kind, express or implied.

     (b) "Stipulated Loss Value" of any item of Equipment during its Lease Term equals the present value discounted in arrears to the applicable date at the applicable SLV Discount Rate of (1) the remaining rents and all other amounts [including, without limitation, any balloon payment and, as to a terminal rental adjustment clause ("TRAC") lease, the TRAC value stated in the Schedule, and any other payments required to be paid by Lessee at the end of the applicable Lease Term] payable under the Lease for such item on and after such date to the end of the applicable Lease Term and (2) an amount equal to the Economic
Value of the Equipment. For any item of Equipment, "Economic Value" means the Fair Market Value of the Equipment at the end of the applicable Lease Term as originally anticipated by Lessor at the Commencement Date of the applicable Schedule; provided, that Lessee agrees that such value shall be determined by the books of Lessor as of the Commencement Date of the applicable Schedule. After the payment of all rent due under the applicable Schedule and the expiration of the Lease Term of any item of Equipment, the Stipulated Loss Value of such item equals the Economic Value of such item. Stipulated Loss Value shall also include any Taxes payable by Lessor in connection with its receipt thereof. For any item of Equipment, "SLV Discount Rate" means an interest rate equal to the Prime Rate in effect on the Commencement Date of the Schedule for such item minus two percentage points.

     10. TAX BENEFITS INDEMNITY. (a) The Lease has been entered into on the basis that Lessor shall be entitled to such deductions, credits and other tax benefits as are provided by federal, state and local income tax law to an owner of the Equipment (the "Tax Benefits") including, without limitation: (1) modified accelerated cost recovery deductions on each item of Equipment under
Section 168 of the Code (as defined below) in an amount determined commencing with the taxable year in which the Commencement Date of the applicable Schedule occurs, using the maximum allowable depreciation method available under Section 168 of the Code, using a recovery period (as defined in Section 168 of the Code) reasonably determined by Lessor, and using an initial adjusted basis which is equal to the Lessor's Cost of such item; (2) amortization of the expenses paid by Lessor in connection with the Lease on a straight-line basis over the term of the applicable Schedule; and (3) Lessor's federal taxable income will be subject to the maximum rate on corporations in effect under the Code as of the Commencement Date of the applicable Schedule.

     (b) If on any one or more occasions (1) Lessor shall lose, shall not have or shall lose the right to claim all or any part of the Tax Benefits, (2) there shall be reduced, disallowed, recalculated or recaptured all or any part of the Tax Benefits, or (3) all or any part of the Tax Benefits is reduced by a change in law or regulation (each of the events described in subparagraphs 1, 2, or 3 of this paragraph (b) will be referred to as a "Tax Loss"), then upon 30 days written notice by Lessor to Lessee that a Tax Loss has occurred, Lessee shall pay Lessor an amount which, in the reasonable opinion of Lessor and after the deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will provide Lessor with the same after-tax net economic yield which was originally anticipated by Lessor as of the Commencement Date of the applicable Schedule.

     (c) A Tax Loss shall occur upon the earliest of: (1) the happening of any event (such as disposition or change in use of an item of Equipment) which may cause such Tax Loss; (2) Lessor's payment to the applicable taxing authority of the tax increase resulting from such Tax Loss; or (3) the adjustment of Lessor's tax return to reflect such Tax Loss.

     (d) Lessor shall not be entitled to payment under this section for any Tax Loss caused solely by one or more of the following events: (1) a disqualifying sale or disposition of an item of Equipment by Lessor prior to any default by Lessee; (2) Lessor's failure to timely or properly claim the Tax Benefits in Lessor's tax return; (3) a disqualifying change in the nature of Lessor's business or liquidation thereof; (4) a foreclosure by any person holding through Lessor a security interest on an item of Equipment which foreclosure results solely from an act of Lessor; or (5) Lessor's failure to have sufficient taxable income or tax liability to utilize the Tax Benefits.

[BANK ONE LOGO]

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended. For the purposes of this section 10, the term "Lessor" shall include any affiliate group (within the meaning of section 1504 of the Code) of which Lessor is a member for any year in which a consolidated income tax return is filed for such affiliated group. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     11. GENERAL TAX INDEMNITY: Lessee will pay, and will defend, indemnify and hold Lessor harmless on an after-tax basis from, any and all Taxes (as defined below) and related audit and contest expenses on or relating to (a) any of the Equipment, (b) the Lease, (c) purchase, acceptance, ownership, lease, possession, use, operation, transportation, return or other disposition of any of the Equipment, and (d) rentals or earnings relating to any of the Equipment or the Lease. "Taxes" means present and future taxes or other governmental charges that are not based on the net income of Lessor, whether they are assessed to or payable by Lessee or Lessor, including, without limitation (i) sales, use, excise, licensing, registration, titling, franchise, business and occupation, gross receipts, stamp and personal property taxes, (ii) levies, imposts, duties, assessments, charges and withholdings, (iii) penalties, fines, and additions to tax and (iv) interest on any of the foregoing. Unless Lessor elects otherwise, Lessor will prepare and file all reports and returns relating to any Taxes and will pay all Taxes to the appropriate taxing authority. Lessee will reimburse Lessor for all such payments promptly on request. On or after any applicable assessments/levy/lien date for any personal property Taxes relating to any Equipment, Lessee agrees that upon Lessor's request Lessee shall pay to Lessor the personal property Taxes which Lessor reasonably anticipates will be due, assessed, levied or otherwise imposed on any Equipment during its Lease Term. If Lessor elects in writing, Lessee will itself prepare and file all such reports and returns, pay all such Taxes directly to the taxing authority, and send Lessor evidence thereof. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     12. GENERAL INDEMNITY: Lessee assumes all risk and liability for, and shall defend, indemnify and keep Lessor harmless on an after-tax basis from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable attorney fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, any claim for latent or other defects, whether or not discoverable by Lessee or any other person, any claim for negligence, tort or strict liability, any claim under any environmental protection or hazardous waste law and any claim for patent, trademark or copyright infringement). Lessee will not indemnify Lessor under this section for loss or liability arising from events which occur after the Equipment has been returned to Lessor or for loss or liability caused directly and solely by the gross negligence or willful misconduct of Lessor. In this section, "Lessor" also includes any director, officer, employee, agent, successor or assign of Lessor. Lessor's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     13. PERSONAL PROPERTY: Lessee represents and agrees that the Equipment is, and shall at all times remain, separately identifiable personal property. Upon Lessor's request, Lessee shall furnish Lessor a landlord's and/or mortgagee's waiver and consent to remove all Equipment. Lessor may display notice of its interest in the Equipment by any reasonable identification. Lessee shall not alter or deface any such indicia of Lessor's interest.

     14. DEFAULT: Each of the following events shall constitute an event of default under the Lease: (a) Lessee fails to pay any rent or other amount due under the Lease within ten days of its due date; or (b) Lessee fails to perform or observe any of its obligations in Sections 8, 18, or 22 hereof; or (c) Lessee fails to perform or observe any of its other obligations in the Lease for more than 30 days after Lessor notifies Lessee of such failure; or (d) Lessee or any Lessee affiliate defaults in the payment, performance or observance of any obligation under any loan, credit agreement or other lease in which Lessor or any subsidiary (direct or indirect) of Bank One Corporation (which is Lessor's ultimate parent corporation) is the creditor or Lessor, or (e) any statement, representation or warranty made by Lessee in the Lease, in any Schedule or in any document, certificate or financial statement in connection with the Lease proves at any time to have been untrue or misleading in any material respect as of the time when made; or (f) Lessee becomes insolvent or bankrupt, or Lessee admits its inability to pay its debts as they mature, or Lessee makes an assignment for the benefit of creditors, or Lessee applies for, institutes or consents to the appointment of a receiver, trustee or similar official for Lessee or any substantial part of its property or any such official is appointed without Lessee's consent, or Lessee applies for, institutes or consents to any bankruptcy, insolvency, reorganization, debt moratorium, liquidation or similar proceeding relating to Lessee or any substantial part of its property under the laws of any jurisdiction or any such proceeding is instituted against Lessee without stay or dismissal for more than 30 days, or Lessee commences any act amounting to a business failure or a winding up of its affairs, or Lessee ceases to do business as a going concern; or (g) with respect to any guaranty, letter of credit, pledge agreement, security agreement, mortgage, deed of trust, debt subordination agreement or other credit enhancement or credit support agreement (whether now existing or hereafter arising) signed or issued by any party in connection with all or any part of Lessee's obligations under the Lease, the party signing or issuing any such agreement defaults in its obligations thereunder or any such agreement shall cease to be in full force and effect or shall be declared to be null, void, invalid or unenforceable by the party signing or issuing it; or (h) there shall occur in Lessor's reasonable opinion any material adverse change in the financial condition, business or operations of Lessee.

     As used in this section 14, the term "Lessee" also includes any guarantor (whether now existing or hereafter arising) of all or any part of Lessee's obligations under the Lease and/or any issuer of a letter of credit (whether now existing or hereafter arising) relating to all or any part of Lessee's obligations under the Lease, and the term "Lease" also includes any guaranty or letter of credit (whether now existing or hereafter arising) relating to all or any part of Lessee's obligations under the Lease.

     15. REMEDIES. If any event of default exists, Lessor may exercise in any order one or more of the remedies described in the lettered subparagraphs of this section, and Lessee shall perform its obligations imposed thereby;

     (a) Lessor may require Lessee to return any or all Equipment as provided in the Lease.

     (b) Lessor or its agent may repossess any or all Equipment wherever found, may enter the premises where the Equipment is located and disconnect, render unusable and remove it, and may use such premises without charge to store or show the Equipment for sale.

     (c) Lessor may sell any or all Equipment at public or private sale, with or without advertisement or publication, may re-lease or otherwise dispose of it or may use, hold or keep it.

     (d) Lessor may require Lessee to pay to Lessor on a date specified by Lessor, with respect to any or all Equipment (i) all accrued and unpaid rent, late charges and other amounts due under the Lease on or before such date, plus
(ii) as liquidated damages for loss of a bargain and not as a penalty, and in lieu of any further payments of rent, the Stipulated Loss Value of the Equipment on such date, plus (iii) interest at the Overdue Rate on the total of the foregoing ("Overdue Rate" means an interest rate per annum equal to the higher of 18% or 2% over the Prime Rate, but not to exceed the highest rate permitted by applicable law). The parties acknowledge that the foregoing money damage calculation reasonably reflects Lessor's anticipated loss with respect to the Equipment and the related Lease resulting from the event of default.
If an event of default under section 14 (f) of this Master Lease Agreement exists, then Lessee will be automatically liable to pay Lessor the foregoing amounts as of the next payment date unless Lessor otherwise elects in writing.

     (e) Lessee shall pay all costs, expenses and damages incurred by Lessor because of the event of default or its actions under this section, including, without limitation any collection agency and/or attorney fees and expenses, any costs related to the repossession, safekeeping, storage, repair, reconditioning or disposition of the Equipment and any incidental and consequential damages.

     (f) Lessor may terminate the Lease and/or any or all Schedules, may sue to enforce Lessee's performance of its obligations under the Lease and/or may exercise any other right or remedy then available to Lessor at law or in equity.

Lessor is not required to take any legal process or give Lessee any notice before exercising any of the above remedies. None of the above remedies is exclusive, but each is cumulative and in addition to any other remedy available to Lessor. Lessor's exercise of one or more remedies shall not preclude its exercise of any other remedy. No action taken by Lessor shall release Lessee from any of its obligations to Lessor. No delay or failure on the part of Lessor to exercise any right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right. After any default, Lessor's acceptance of any payment by Lessee under the Lease shall not constitute a waiver by Lessor of such default, regardless of Lessor's knowledge or lack of knowledge at the time of such payment, and shall not constitute a reinstatement of the Lease if the Lease has been declared in default by Lessor, unless Lessor has agreed in writing to reinstate the Lease and to waive the default.

     If Lessor actually repossesses any Equipment, then it will use commercially reasonable efforts under the then current circumstances to attempt to mitigate its damages, provided, that Lessor shall not be required to sell, release or otherwise dispose of any Equipment prior to Lessor enforcing any of the remedies described above. Lessor may sell or release the Equipment in any manner it chooses, free and clear of any claims or rights of Lessee and without any duty to account to Lessee with respect thereto except as provided below. If Lessor actually sells or releases the Equipment, it will credit the net proceeds of any sale of the Equipment, or the net present value (discounted at the then current Prime Rate) of the rents payable under any new lease of the Equipment, against and up to (but not exceeding) the Stipulated Loss Value of the Equipment and any other amounts Lessee owes Lessor, or will reimburse Lessee for and up to (but not exceeding) Lessee's payment thereof. The term "net" as used above shall mean such amount after deducting the costs and expenses described in clause(3) above of this section. If lessor elects in writing not to sell or release any Equipment, it will similarly credit or reimburse Lessee for Lessor's reasonable estimate of such Equipment's Fair Market Value.

     16. LESSOR'S RIGHT TO PERFORM: If Lessee fails to make any payment under the Lease or fails to perform any of its agreements in the Lease (including, without limitation, its agreement to provide insurance coverage as stated in the Lease), Lessor may itself make such payment or perform such agreement, and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or performance shall be deemed to be additional rent, payable by Lessee on demand.

     17. FINANCIAL REPORTS: Lessee agrees to furnish to Lessor, (a) annual financial statements setting forth the financial condition and results of operation of Lessee (financial statements shall include balance sheet, income statement and changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of Lessee; (b) quarterly financial statements setting forth the financial condition and results of operation of Lessee within 60 days of the each of the first three fiscal quarters of Lessee; and (c) such other financial information as Lessor may from time to time reasonably request including, without limitation, financial reports filed by Lessee with federal or state regulatory agencies. All such financial information shall be prepared in accordance with generally accepted accounting principles. If Lessee fails to furnish the annual financial statements to Lessor within 30 days of Lessor's written request, then Lessor may, at its option, charge Lessee a non-performance fee equal to all the rentals due under the Lease for the current month (unless otherwise prohibited by law) and such fees shall be deemed to be additional rent, payable by Lessee on demand.

     18. NO CHANGE IN LESSEE: Lessee shall not; (a) liquidate, dissolve or suspend business; (b) sell, transfer or otherwise dispose of all or a majority of its assets, except that Lessee may sell its inventory in the ordinary course of its business; (c) enter into any merger, consolidation or similar reorganization unless it is the surviving corporation; (d) transfer all or any substantial part of its operations or assets outside of the United States of America; or (e) without 30 days advance written notice to Lessor, change its name or chief place of business. Lessee shall at all times maintain a tangible net worth which is no less than the greater of 75% of its tangible net worth as of the date of the Master Lease Agreement or 75% of its highest tangible net worth thereafter.

     19. LATE CHARGES: If any rent or other amount payable under the Lease is not paid when due, then as compensation for the administration and enforcement of Lessee's obligation to make timely payments, Lessee shall pay with respect to each overdue payment on demand an amount equal to the greater of fifteen dollars ($15.00) or five percent (5%) of the each overdue payment (but not to exceed the highest late charge permitted by applicable law) plus any collection agency fees and expenses.

     20. NOTICES; POWER OF ATTORNEY: (a) Service of all notices under the Lease shall be sufficient if given personally or couriered or mailed to the party involved at its respective address set forth herein or at such other address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective three days after deposit in the United States mail with postage prepaid, (b) With respect to any power of attorney covered by the Lease, the powers conferred on Lessor thereby; are powers coupled with an interest; are irrevocable; are solely to protect Lessor's interests under the Lease; and do not impose any duty on Lessor to exercise such power. Lessor shall be accountable solely for amounts it actually receives as a result of its exercise of such powers.


     21. ASSIGNMENT BY LESSOR: Lessor and any assignee of Lessor, with or without notice to or consent of Lessee, may sell, assign, transfer or grant a security interest in all or any part of Lessor's rights, obligations, title or interest in the Equipment, the Lease, any Schedule or the amounts payable under the Lease or any Schedule to any entity ("transferee"). The transferee shall succeed to all of Lessor's rights in respect to the Lessee (including, without limitation, all rights to insurance and indemnity protection described in the Lease). Lessee agrees to sign any acknowledgment and other documents reasonably requested by Lessor or the transferee in connection with any such transfer transaction. Lessee, upon receiving notice of any such transfer transactions, shall comply with the terms and conditions thereof. Lessee agrees that it shall not assert against any transferee any claim, defense, setoff, deduction or counterclaim which Lessee may now or hereafter be entitled to assert against Lessor. Unless otherwise agreed in writing, the transfer transaction shall not relieve Lessor of any of its obligations to Lessee under the Lease and Lessee agrees that the transfer transaction shall not be construed as being an assumption of such obligations by the transferee.

     22. NO ASSIGNMENT, SUBLEASE OR LIEN BY LESSEE: LESSEE SHALL NOT, DIRECTLY OR INDIRECTLY, (a) MORTGAGE, ASSIGN, SELL, TRANSFER, OR OTHERWISE DISPOSE OF THE LEASE OR ANY INTEREST THEREIN OR THE EQUIPMENT OR ANY PART THEREOF, OR (b) SUBLEASE, RENT, LEND OR TRANSFER POSSESSION OR USE OF THE EQUIPMENT OR ANY PART THEREOF TO ANY PARTY, OR (c) CREATE, INCUR, GRANT, ASSUME OR ALLOW TO EXIST ANY LIEN ON THE LEASE, ANY SCHEDULE, THE EQUIPMENT OR ANY PART THEREOF.

[BANK 1 ONE. LOGO]

      23. EXPIRATION OF LEASE TERM: (a) At least 90 days (or earlier if otherwise specified), but no more than 270 days prior to expiration of the Lease Term of each Schedule, Lessee shall give Lessor written notice of its electing one of the following options for all (but not less than all) of the Equipment covered by such Schedule: return the Equipment under clause (b) below; or purchase the Equipment under clause (c) below. The election of an option shall be irrevocable. If Lessee fails to give timely notice of its election, it shall be deemed to have elected to return the Equipment.

      (b) If Lessee elects or is deemed to have elected to return the Equipment at the expiration of the Lease Term of a Schedule or if Lessee is obligated at any time to return the Equipment, then Lessee shall, at its sole expense and risk, deinstall, disassemble, pack, crate, insure and return the Equipment to Lessor (all in accordance with applicable industry standards) at any location in the continental United States of America selected by Lessor. The Equipment shall be in the same condition as when received by Lessee, reasonable wear, tear and depreciation resulting from normal and proper use excepted (or, if applicable, in the condition set forth in the Lease or the Schedule), shall be in good operating order and maintenance as required by the Lease, shall be certified as being eligible for any available manufacturer's maintenance program, shall be free and clear of any Liens as required by the Lease, shall comply with all applicable laws and regulations and shall include all manuals, specifications, repair and maintenance records and similar documents. Until Equipment is returned as required above, all terms of the Lease shall remain in full force and effect including, without limitation, obligations to pay rent and insure the Equipment; provided, that after the expiration of any Schedule and before Lessee has completed its return of the Equipment or its purchase option (if elected), the term of the lease of the Equipment covered by such Schedule shall be month-to-month or such shorter period as may be specified by Lessor.

      (c) If Lessee gives Lessor timely notice of its election to purchase Equipment, then on the expiration date of the applicable Schedule Lessee shall purchase all (but not less than all) of the Equipment and shall pay to Lessor the Fair Market Value of the Equipment plus all Taxes (other than income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with such sale plus all accrued but unpaid amounts due with respect to the Equipment and/or the Schedule. The Stipulated Loss Value or Economic Value of any item of Equipment shall have no bearing or influence on the determination of Fair Market Value under this clause (c). Upon payment in full of the above amounts, and if no default has occurred and is continuing under the Lease, Lessor shall transfer title to such Equipment to Lessee "as-is, where-is" with all faults and without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied.

      (d) For purposes of the purchase option of the Lease, the determination of the Fair Market Value of any Equipment shall be determined (1) without deducting any costs of dismantling or removal from the location of use, (2) on the assumption that the Equipment is in the condition required by the applicable return and maintenance provisions of the Lease and is free and clear of any Liens as required by the Lease, and (3) shall be determined by mutual agreement of Lessee and Lessor or; if Lessor and Lessee are not able to agree on such value, by the Appraisal Procedure. "Appraisal Procedure" means the determination of Fair Market Value by an independent appraiser acceptable to Lessor and Lessee, or, if the parties are unable to agree on an acceptable appraiser, by averaging the valuation (disregarding the one which differs the most from the other two) of three independent appraisers, the first appointed by Lessor, the second appointed by Lessee and the third appointed by the first two appraisers. For purposes of the "Remedies" section of the Lease, the Fair Market Value shall be determined by Lessor in good faith and any such valuation shall be on an "as-is, where is" basis without regard to the first sentence of clause (d). Lessee, at its sole expense, shall pay all fees, costs and expenses of the above described appraisers.

      24. GOVERNING LAW: THE INTERPRETATION, CONSTRUCTION AND VALIDITY OF THE LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO. WITH RESPECT TO ANY ACTION BROUGHT BY LESSOR AGAINST LESSEE TO ENFORCE ANY TERM OF THE LEASE,
LESSEE HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN THE FRANKLIN COUNTY, OHIO, WHERE LESSOR HAS ITS PRINCIPAL
PLACE OF BUSINESS AND WHERE PAYMENTS ARE TO BE MADE BY LESSEE.

      25. MISCELLANEOUS: (a) Subject to the limitations herein, the Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns. (b) This Master Lease Agreement and each Schedule may be executed in any number of counterparts, which together shall constitute a single instrument. Only one counterpart of each Schedule shall be marked "Lessor's Original" and all other counterparts shall be marked "Duplicate". A security interest in any Schedule may be created through transfer and possession only of the counterpart marked "Lessor's Original". (c) Section and paragraph headings in this Master Lease Agreement and the Schedules are for convenience only and have no independent meaning. (d) The terms of the Lease shall be severable and if any term thereof is declared unconscionable, invalid, illegal or void, in whole or in part, the decision so holding shall not be construed as impairing the other terms of the Lease and the Lease shall continue in full force and effect as if such invalid, illegal, void or unconscionable term were not originally included herein. (e) All indemnity obligations of Lessee under the Lease and all rights, benefits and protections provided to Lessor by warranty disclaimers shall survive the cancellation, expiration or termination of the Lease. (f) Lessor shall not be liable to Lessee for any indirect, consequential or special damages for any reason whatsoever. (g) Each payment made by Lessee shall be applied by Lessor in such manner as Lessor determines in its discretion which may include, without limitation, application as follows: first, to accrued late charges; second, to accrued rent; and third, the balance to any other amounts then due and payable by Lessee under the Lease. (h) If the Lease is signed by more than one Lessee, each of such Lessees shall be jointly and severally liable for payment and performance of all of Lessee's obligations under the Lease.

      26. ENTIRE AGREEMENT: THE LEASE REPRESENTS THE FINAL, COMPLETE AND ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO. THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS OR UNDERSTANDINGS AFFECTING THE LEASE OR THE EQUIPMENT. Lessee agrees that Lessor is not the agent of any manufacturer or supplier, that no manufacturer or supplier is an agent of Lessor, and that any representation, warranty or agreement made by manufacturer, supplier or by their employees, sales representatives or agents shall not be binding on Lessor.

[BANK 1 ONE. LOGO]


     27. JURY WAIVER: ALL PARTIES TO THIS MASTER LEASE AGREEMENT WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS MASTER LEASE AGREEMENT.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Master Lease Agreement as of the date first written above.

BANC ONE LEASING CORPORATION            THE TRIZETTO GROUP, INC.
Lessor
                                        (Name of Lessee)

By:                                     By: /s/ M.J. SUNDERLAND
   -----------------------------           -----------------------------

Title:                                  Title:  SR VP, CFO
      --------------------------              --------------------------

                                        Lessee's Witness:
                                                         ---------------



     Regardless of any prior, present or future oral agreement or course of dealing, no term or condition of the lease may be amended, modified, waived, discharged, cancelled or terminated except by a written instrument signed by the party to be bound; except Lessee authorizes Lessor to complete the Acceptance Date of each schedule and the serial numbers of any equipment.

                                        THE TRIZETTO GROUP, INC.
                                        (Name of Lessee)

                                        By: /s/ M.J. SUNDERLAND
                                           -----------------------------

                                        Title:  SR VP, CFO
                                              --------------------------

[BANK 1 ONE LOGO]

                               SECURITY AGREEMENT

     This Agreement is made as of ____________ by and between BANC ONE LEASING CORPORATION ("Banc One Leasing"), with Banc One Leasing's mailing address being at 1111 Polaris Parkway, Suite A3 (OH1-1085), Columbus, Ohio 43240 and Debtor(s) identified below (individually and collectively, the "Debtor").

     Debtor means:            THE TRIZETTO GROUP, INC.

     Lease/Loan Customer:     THE TRIZETTO GROUP, INC.

     1. Grant of Security Interest. For valuable consideration, receipt of which is hereby acknowledged, Debtor grants, pledges and assigns to Banc One Leasing a security interest in all of Debtor's respective right, title and interest, purchase money as appropriate, in and to the property described below, now or hereafter arising or acquired, wherever located, together with any and all additions, accessions, parts, accessories, substitutions and replacements thereof, now or hereafter installed in, affixed to or used in connection with said property, in all products and proceeds thereof, cash and non-cash, including, but not limited to, proceeds of notes, checks, instruments, indemnity proceeds, or any insurance on such and any refund or rebate of premiums on such, and all books, records, ledger cards, files, correspondence, computer program, tapes, disks and related data processing software, owned by Debtor or in which it has an interest that at any time evidences or contains information relating thereto or is otherwise necessary or helpful in the collection thereof or realization thereupon ("Collateral"), to secure the prompt payment and complete performance of the Obligations (as hereinafter defined); provided, however, that the Collateral shall not include any Hazardous Materials (as hereinafter defined), except for any Hazardous Materials (a) which are and/or hereafter will be handled, stored and contained in accordance with all applicable Hazardous Materials Laws (as hereinafter defined) and (b) which either (i) are and/or will be hereafter used or useful in the ordinary course of business of Debtor or (ii) have a resale or salvage value which exceeds the cost of disposing of each Hazardous Materials.

     The Collateral in which this security interest is granted is all of the Debtor's property described in EXHIBIT A attached hereto (and such terms as are used in Exhibit A shall be used in their broader definitions and shall include, without limitation, the definitions of such terms as are found in the Uniform Commercial Code that governs security interests in any such property).

     2. Secured Obligations. This Agreement secures the full and prompt performance of all obligations which any Lease/Loan Customer identified above (hereinafter individually and collectively called "Customer") and/or any Debtor now have or may hereafter have to Banc One Leasing, including, but not limited to, obligations under equipment leases, promissory notes, loan agreements and guaranties executed in connection with equipment leases, promissory notes or loan agreements (including but not limited to all present and future leases, promissory notes, loan agreements and guaranties), and secures the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness, obligations and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, joint or several, now or hereafter at any time owed or contracted by any Customer or any Debtor to Banc One Leasing and whether owing by any Customer or any Debtor alone or with one or more other customers, persons or other parties, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). It is Debtor's express intention that this Agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of any Customer and/or any Debtor to Banc One Leasing, shall extend to all future Obligations of any Customer and any Debtor to Banc One Leasing, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, and whether or not such Obligations are specifically contemplated by any Debtor and Banc One Leasing as of the date hereof. The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligations secured hereby shall not limit or be construed to limit the scope of this Agreement.

     3. Location(s) of Collateral. The Collateral will be kept at the location(s) set forth in EXHIBIT B attached hereto ("Location").

     4. Representations, Warranties and Covenants. Debtor represents, warrants, covenants and agrees as follows:

     (a) Debtor is and will continue to be (or, with respect to after acquired property, will be when acquired), the legal and beneficial owner of the Collateral free and clear of any lien, security interest, mortgage, charge or encumbrance except for the security interest created by this Agreement and/or any Permitted Lien. "Permitted Lien" means any other security interest in any of the Collateral in favor of the Lienholder(s) that is/are identified on EXHIBIT C attached hereto and approved by Banc One Leasing. Except as may be related to a Permitted Lien, no effective Uniform Commercial Code ("UCC") financing statement or other instrument covering all or any part of the Collateral is on

[BANK 1 ONE LOGO]


file in any recording office, except those in favor of Banc One Leasing;

     (b) Debtor will join with Banc One Leasing in executing such financing statements, security agreements, or other instruments in form satisfactory to Banc One Leasing upon Banc One Leasing's request and, in the event for any reason the law of any jurisdiction becomes or is applicable to the Collateral or any part thereof, or to any Obligation owed to Banc One Leasing, Debtor agrees to execute and deliver all such instruments and to do all of such other things as may be reasonably necessary or appropriate to preserve, protect and enforce the security interest and lien of Banc One Leasing under the law of such jurisdiction to the extent such security interest would be protected under that jurisdiction's UCC and will pay all expenses of filing and releasing same in all public offices wherever filing is deemed necessary or desired by Banc One Leasing;

     (c) The Collateral will not be attached or affixed to real estate in such a manner that it would become a fixture thereto or an accession to other goods without prior disclosure, notification to and approval by Banc One Leasing in addition in the execution of an owner/mortgagee/landlord release/waiver in favor of Banc One Leasing;

     (d) Debtor at its sole expense shall keep each item of Collateral insured against all risks of loss or damage from every cause whatsoever for an amount not less than the greater of the full replacement value or the original cost of acquiring such item of Collateral. Debtor at its sole expense shall carry public liability and property damage insurance in amounts satisfactory to Banc One Leasing protecting Debtor and Banc One Leasing from liabilities for injuries to persons and damage to property of others relating in any way to the Collateral. Debtor at its sole expense shall carry environmental risk insurance should any of the collateral include Hazardous Materials. All insurers shall be reasonably satisfactory to Banc One Leasing. Debtor shall deliver to Banc One Leasing satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Collateral shall be payable to Banc One Leasing as loss payee and shall, at Banc One Leasing's option, be applied toward (a) the replacement, restoration or repair of the Collateral, or (b) payment of the obligations of Debtor under the Obligations. Proceeds of any public liability or property insurance shall be payable first to Banc One Leasing as additional insured to the extent of its liability, then to Debtor. Debtor hereby appoints Banc One Leasing as Debtor's attorney-in-fact with full power and authority in the place of Debtor and in the name of Debtor or Banc One Leasing to make claim for, receive payment of, and sign and endorse all documents, checks or drafts for loss or damage under any such policy. Each insurance policy will require that the insurer give Banc One Leasing at least 30 days prior written notice of any cancellation of such policy and will require that Banc One Leasing's interests be continued insured regardless of any act, error, omission, neglect or misrepresentation of Debtor. The insurance maintained by Debtor shall be primary without any right of contribution from insurance which may be maintained by Banc One Leasing. If Debtor does not keep the Collateral insured as required herein and/or fails to supply Banc One Leasing with evidence of that insurance, Banc One Leasing shall have the right, in its sole discretion, to obtain insurance in amounts sufficient to fully protect its interest, without notifying Debtor. Debtor agrees that Banc One Leasing shall have the right, in its sole discretion, to determine the manner in which Debtor shall reimburse Banc One Leasing for the premium for such insurance, including but not limited to (a) requiring Debtor to immediately reimburse Banc One Leasing for the premium and other costs it incurs or (b) adding that amount directly to the principal balance of any of the Obligations. Debtor will pay interest on any amount added to the principal balance at the highest rate set forth in any of such Obligation(s);

     (e) Debtor will pay promptly when due all taxes, assessments and governmental charges upon or against Debtor, the Collateral or the property or operations of Debtor, in each case before same becomes delinquent and before penalties accrue thereon, unless and to the extent that same are being contested in good faith by appropriate proceedings. At its option, Banc One Leasing may discharge taxes, liens or security interests or other encumbrances at any time placed on the Collateral and may pay for maintenance and preservation of the Collateral, all at Debtor's expense;

     (f) Debtor agrees it will, at its sole expense: (a) repair and maintain the Collateral in good condition and working order and supply and install all replacement parts or other devices when required to so maintain the Collateral or when required by applicable law or regulation, which parts or devices shall automatically become part of the Collateral; (b) use and operate the Collateral in a careful manner in the normal course of its business and only for the purposes for which it was designed in accordance with the manufacturer's warranty requirements, and comply with all laws and regulations relating to the Collateral, and obtain all permits or licenses necessary to install, use or operate the Collateral, and (c) make no alterations, additions, subtractions, upgrades or improvements to the Collateral without Banc One Leasing's prior written consent, but any such alterations, additions, upgrades or improvements shall automatically become part of the Collateral. The Collateral will not be used or located outside of the United States.

     (g) Debtor will, in the event of appropriation or taking of all or any part of the Collateral, give Banc One Leasing prompt written notice thereof. Banc One Leasing shall be entitled to receive directly, and Debtor shall promptly pay over to Banc One Leasing, any awards or other amounts payable with respect to such condemnation, requisition or other taking and in its sole discretion may apply the proceeds as it deems best without regard to whether an Event of Default has or has not occurred;

     (h) At least thirty (30) days prior to the occurrence of the event, Debtor will deliver to Banc One Leasing written notice of any addition change in Debtor's name, identity or legal structure;

     (i) Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or an interest therein;

     (j) Debtor will from time to time execute and deliver to Banc One Leasing such lists, descriptions and designations of Collateral as Banc One Leasing may require to identify the nature, extent and location of the Collateral;

     (k) Debtor is in material compliance with all Federal, State and local laws, statutes, ordinances, regulations, rulings and interpretations relating to industrial hygiene, public health or safety, environmental conditions, the protection of the environment, the release, discharge, emission or disposal to air, water, land or ground water, the withdrawal or use of ground water or the use, handling, disposal, treatment, storage or management of or exposure to Hazardous Materials ("Hazardous Materials Laws"), the violation of which would have a material effect on its business, its financial condition or the Collateral. The term "Hazardous Materials" means any flammable materials, explosives, radioactive materials, pollutants, toxic substances, hazardous water, hazardous materials, hazardous substances, polychlorinated biphenyls, asbestos, urea formaldehyde, petroleum (including its derivatives, by-products or other hydrocarbons) or related materials or other controlled, prohibited or regulated substances or materials, including, without limitation, any substances defined or listed as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "pollutants" or "toxic substances" under any Hazardous Materials Laws. Debtor has not received any written or oral communication or notice from any judicial or governmental entity nor is it aware of any investigation by any agency for any violation of any Hazardous Materials Law;

     (l) All representations, warranties, covenants and agreements set forth herein and all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, shall be at the time same is furnished, accurate, correct and complete in all material respects as of the date hereof, on the date upon which Debtor acquires any of the Collateral or any rights therein not presently acquired or existing and shall continue until the Obligations are paid in full.

     5. Appointment of Attorney-in-Fact. Debtor hereby irrevocably appoints Banc One Leasing or its designee as Debtor's attorney in fact, with full authority in the place instead of Debtor, from time to time in Banc One Leasing's discretion prior to, upon, during, and after an Event of Default, to take any action and to execute any instrument which Banc One Leasing may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, (a) to perfect and continue to perfect the security interests created by this Agreement; (b) to ask, demand, collect or sue for, recover, compound, receive and give acquittance in receipts for any monies due or become due under or in respect for any Collateral; (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with the Collateral; and (d) to file any claims or take any action or institute any proceeding which Banc One Leasing may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Banc One Leasing in the Collateral.

     6. Events of Default. The following events shall be "Events of Default" under this Agreement: (a) default by Debtor in performance of any covenant or agreement herein; (b) any warranty, representation or statement made or furnished to Banc One Leasing by or on behalf of Debtor in connection with this Agreement or to induce Banc One Leasing to make a loan or extend other credit to Debtor, proving to have been false in any material respect when made or furnished; (c) default by Debtor or any other obligor in performance of any covenant or agreement contained in any Obligation; (d) default by Debtor or any other obligor in performance of any covenant or agreement contained in any letter or agreement executed in conjunction with any Obligation; (e) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor or any guarantor or surety for Debtor; (f) any uninsured loss, theft, damage or destruction of the Collateral; (g) the making of any levy, seizure or attachment of any Collateral; (h) refusal to surrender the Collateral as herein above provided; or (i) if Banc One Leasing shall for any reason deem itself insecure as to the prospect of payment of any Obligation.

     7.   Rights upon Default. If any Event of Default shall occur, then.

     (a) Banc One Leasing may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this Agreement and any or all of the Obligations in default;

     (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Banc One Leasing, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Banc One Leasing in the same form as received by Debtor (duly endorsed by Debtor to Banc One Leasing, if required). Any and all such payments so received by Banc One Leasing (whether from Debtor or otherwise) may, in the sole discretion of Banc One Leasing, be held by Banc One Leasing, of then or at any time thereafter be applied in whole or in part by Banc One Leasing against, all or any part of the Obligations in such order as Banc One Leasing may elect;

     (c) Banc One Leasing shall have the rights and remedies of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the UCC as adopted in the state where Banc One Leasing's principal office is located or other applicable laws. Without limiting the generality of the foregoing, Banc One Leasing shall have the right to take possession of the Collateral in full or in part and for that purpose Banc One Leasing may enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom;

     (d) Without demand of performance or other demand, advertisement or notice of any kind (except the notice(s) specified below regarding the time and place of public sale or disposition or time after which a private sale or disposition is to occur) to Debtor, any Obligor or any other person or entity (all and each of which demands, advertisement and/or notices are hereby expressly waived), Banc One Leasing may forthwith collect, receive, appropriate and realize upon the Collateral, in full or in any part thereof, may abandon, not claim or not take possession of any Collateral, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale(s) at any of Banc One Leasing's offices or elsewhere at such price(s) as Banc One Leasing may determine, for cash or credit or for future delivery without assumption of any credit risk. Banc One Leasing shall have the right upon any public sale(s), and, to the extent permitted by law, upon any such private sale(s), to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Debtor;

     (e) Debtor, at Banc One Leasing's request, will assemble the Collateral and make it available to Banc One Leasing at such place(s) as Banc One Leasing may reasonably select, whether at Debtor's place(s) of business and/or the Location of Collateral or elsewhere. Debtor further agrees to allow Banc One Leasing to use or occupy Debtor's place(s) of business and/or Location of Collateral, without charge, for the purpose of effecting Banc One Leasing's remedies in respect to the Collateral;

     (f) Banc One Leasing shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Banc One Leasing hereunder, including attorney's fees and legal expenses, to the payment in whole or part of the Obligations, in such order as Banc One Leasing may elect, and only after or applying over such net proceeds and after the payment by Banc One Leasing of any other amount required by any provision of law, need Banc One Leasing account for the surplus, if any, to Debtor;

     (g) To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Banc One Leasing arising out of the repossession, retention, sale or disposition of the Collateral;

     (h) Debtor agrees that Banc One Leasing need not give more than ten (10) calendar days' notice, addressed to Debtor at Debtor's mailing address set forth above, of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters; and

     (i) Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Banc One Leasing is entitled.

     8. Processing of Collateral After an Event of Default. Debtor hereby agrees that Banc One Leasing or its designee may do whatever Banc One Leasing in its sole discretion deems to be commercially reasonable to prepare any Collateral for disposition and to dispose of any Collateral, including without limitation operating any of Debtor's manufacturing or other processes relating to the Collateral and using patents, copyrights, trademarks, trade names, trade secrets, rights under manufacturer's warranties, and the like relating to or affecting such processes or the Collateral and disposition thereof, and that Debtor shall not do anything which would restrict Banc One Leasing's right so to act. Banc One Leasing may transfer Collateral into its name or that of a nominee and receive the dividends, royalties or income thereof. Banc One Leasing shall have no duty as to the collection or protection of the Collateral or any income therefrom, nor as the preservation of rights against prior parties, not as to the preservation of any right pertaining thereto.

     9. Construction of Rights and Remedies and Waiver of Notice and Consent. Unless otherwise expressly provided herein, (a) any right or remedy of Banc One Leasing may be pursued without notice to or further consent of Debtor, both of which Debtor hereby expressly waives; (b) each right or remedy is distinct from but cumulative to each other right or remedy and may be exercised independently or concurrently with, or successively to any other right and remedy; (c) no extension(s) of time and/or modification(s) or amortization of any Obligation shall release the liability of or bar the availability of any right or remedy against Debtor, and Banc One Leasing shall not be required to commence proceedings against Debtor or to extend time for payment or otherwise to modify amortization of any Obligation, and (d) Banc One Leasing has the right to proceed at its election against any or all of the Collateral, against all such property together or against any items thereof from time to time, and not action against any item(s) of property shall bar subsequent actions against any other item(s) of property.

     10. Extensions and Compromises. With respect to any Collateral or any Obligation, Debtor assents to all extensions or postponements to the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the release of any party primarily or secondarily liable, to the acceptance of partial payment thereof or to the settlement or compromise thereof, all in such matter and such time or times as Banc One Leasing may deem advisable. No forbearance in exercising any right or remedy on any one or more occasions shall operate as a waiver thereof on any future occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

     11. Indemnity and Expenses (a) Debtor agrees to indemnify Banc One Leasing from any and all claims, losses and liabilities growing out of or resulting from this Agreement; (b) Debtor will upon demand pay or reimburse Banc One Leasing, as the case may be, the amount of any and all expenses, including fees and disbursements of counsel, experts and agents, which Banc One Leasing may incur in connection with, (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collections from, or other realization upon my Collateral; (iii) the exercise or enforcement of any of the nights of Banc One Leasing hereunder, or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Upon Debtor's failure to promptly pay any said amount, Banc One Leasing may add said amount to the principal amount owed on any Obligation and charge interest on the same at the rate of interest as set forth in said Obligation; (c) Debtor shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Banc One Leasing from any and all claims, orders, demands, causes of notion, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of
(i) any release, discharge, deposit, dump, spill, leak or placement of any Hazardous Material into or on any Collateral or property owned, leased rented or used by Debtor (the "Property") at any time; (ii) any contamination of the soil or ground water of the Property or damage to the environment and natural resources of the Property or the result of actions whether arising under any Hazardous Materials Law, or common law; or (iii) any toxic, explosive or otherwise dangerous Hazardous Materials which have been buried beneath or concealed with the Property. The indemnities set forth in this paragraph shall survive termination of this Agreement and shall be effective for the full dollar amount of any said cost, expense, etc., regardless of the actual dollar amount of any Obligation(s).

     12. Miscellaneous. (a) Any notice, statement, request, demand, consent, or other document required to be given hereunder (any of which may be referred to as "notice") by either party shall be in writing and shall be delivered personally or by certified or registered mail, postage prepaid, return receipt requested, to the last known address of said party. When personally delivered, any notice shall be deemed given when actually received. Except as otherwise provided herein, a notice shall be deemed given when mailed. Any mailed notice given pursuant to this section shall be deemed reasonable and shall be effective, regardless of whether actually received. (b) This Agreement shall be construed and interpreted under the laws of the State of Ohio. (c) This Agreement shall be binding upon Debtor, Debtor's personal representatives, heirs, successors and assigns, as the case may be, and shall be binding upon the inure to the benefit of Banc One Leasing and its successors and assigns. Debtor cannot assign this Agreement. (d) The Agreement may be amended, but only by a written amendment signed by Banc One Leasing and Debtor. (e) If any provisions of this Agreement or the application of any provision to any party or circumstance shall, to any extent, be adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement shall not be affected thereby.
(f) The headings contained in this Agreement have been inserted for convenience of reference only and are not to be used to interpreting this Agreement. (g) Where appropriate, the number of all words in this Agreement shall be both singular and plural, and the gender of all pronouns shall be masculine, feminine, neuter, or any combination thereof. (h) A carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement and may be filed as such whenever necessary or desirable, in Banc One Leasing's opinion, to perfect the security interest granted by this Agreement. (i) Banc One Leasing may correct patent errors herein, may fill in any blank spaces herein and may date this Agreement. (j) If more than one signer executes this instrument, the word "Debtor" as used herein shall be deemed to include all such signers, and all of the warranties, representations, covenants and obligations hereof shall be joint and several of and for all such signers. (k) This Agreement shall take effect when signed by Debtor. (l) Time is of the essence of all requirements of Debtor hereunder.

[BANK 1 ONE. LOGO]


ALL PARTIES TO THIS AGREEMENT, INCLUDING DEBTOR AND BANC ONE LEASING, IRREVOCABLY CONSENT TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN FRANKLIN COUNTY, OHIO, AND WAIVE ALL RIGHTS TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS AGREEMENT.


THE TRIZETTO GROUP, INC.
(Debtor)



By:  /s/ MJ SUNDERLAND
    ------------------------------

Title:  Sr. VP, CFO
       ---------------------------

Witness:
         -------------------------

Address:
         -------------------------

         -------------------------


Accepted and Agreed to:


BANC ONE LEASING CORPORATION



By:
    ------------------------------

Title:
       ---------------------------

[BANK 1 ONE. LOGO]


                                                                       EXHIBIT A


                           Description of Collateral


All of the property of THE TRIZETTO GROUP, INC. ("Debtor") described below, now or at any time hereafter owned or acquired by Debtor, wherever located, whether in possession of Debtor, warehousemen, bailees or any other person and whether located on Debtor's premises or elsewhere and all replacements, substitutions, attachments, accessions and additions to any such property of Debtor together with all Proceeds (all of the foregoing referred to, collectively, as the "Collateral"). "Proceeds" shall mean whatever is received or receivable when any of the Collateral is (or proceeds thereof are) sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, (a) all cash and non-cash proceeds and products of any of the foregoing, including all monies and deposit accounts, and (b) all accounts, chattel paper, instruments, general intangibles and rights to payment of every kind now or at any time hereafter arising out of any such sale, lease, collection, exchange or other disposition of any of the foregoing.

1. All equipment, tools, machinery, furnishings, furniture, and other goods and fixtures (and all manufacturer's manuals and maintenance books and records relating to any of the foregoing) and all improvements, replacements, substitutions, attachments, accessions and additions thereto.

2. All accounts, general intangibles, chattel paper, instruments, and other forms of obligations and receivables, and all books and records of Debtor relating to any of the foregoing.

[BANK 1 ONE. LOGO]


                                   EXHIBIT B

                       Permitted Locations of Collateral



                            The Trizetto Group, Inc.
                             569 San Nicolas Drive
                                   Suite 360
                            Newport Beach, CA 92660

[BANK 1 ONE. LOGO]


                                   EXHIBIT C

                         Permitted Liens on Collateral



                             Bank One, Colorado, NA
                          Corporate Lending -- Boulder
                                1125 17th Street
                                Denver, CO 80217



                                  Page 1 of 1